Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events

(32)Subsequent events

ImmunoTek

As scheduled under the in-force arrangements entered into by Grifols Bio North America LLC (“GBNA”) and Immunotek GH LLC (“Immunotek”) (the “Immunotek Collaboration Agreement”), with effects 2 January 2025, GBNA purchased a group of 8 plasma collection centres located in the US (the “Group 3 Centres”) from ImmunoTek for a total net cash amount of approximately USD 78,888,000.

Furthermore, although pursuant to the Immunotek Collaboration Agreement the acquisition of the Group 4 Centres defined below was foreseen to take place in January 2026, in response to the strategic decision to optimise operational efficiency Immunotek and Grifols signed an amendment to the then in-force existing Immunotek Collaboration Agreement, whereby with effects as of 3 February 2025 GBNA purchased the last remaining 6 US plasma collection centres (the “Group 4 Centres”) from Immunotek, for a total net cash amount of approximately US$62,428,000, which payment obligation matures on 2 January 2026 (as foreseen in the original Immunotek Collaboration Agreement). As a result, Grifols has recognised a short-term liability in the 2025 financial year for the amount of the (deferred) purchase price of the Group 4 Centres.

Such deferral of the payment obligation has been documented in a promissory note between Biomat Holdings LLC, as issuer, and Immunotek, as Noteholder, for an amount of US$69,343,084 (the “Promissory Note”) (which includes management fees of approximately US$ 7 million), maturing on 2 January 2026 and with no interest accrual. The Group 4 Centres act as collateral of the Promissory Note and (following the same guarantee provided by Grifols S.A. under the Immunotek Collaboration Agreement) the Promissory Note is guaranteed by Grifols, S.A.

Now therefore, and following the acquisition of the Group 3 Centres and the Group 4 Centres, Grifols has obtained control of the 14 centres on their acquisition date in 2025 (which had previously been considered within a joint operation) and now fully owns and will manage (from 1 May 2025), through its subsidiary Biomat Holdings LLC, all of the 28 US plasma collection centres developed by Immunotek under the Immunotek Collaboration Agreement. The collaboration with Immunotek has now been terminated (although Immunotek will continue to manage the Group 4 Centres until 30 April 2025 under a transitional services agreement), and GBNA is no longer a party in the joint venture company, Biotek America LLC.

Grifols has applied the requirements for a business combination carried out in stages. However, considering that all of the assets and liabilities related to the joint operation are already recognized in the consolidated financial statements, the difference between the consideration paid and the fair value of the assets and liabilities, which does not differ from their carrying amount, has been recognized as provisional goodwill at the date of acquisition.

The aggregate detail of the cost of the business combination and interim goodwill as of the acquisition date is shown below:

	Thousands of Euros	Thousands of US Dollar
Consideration	268,457	281,316
Advance payment	(133,601)	(140,000)
Net consideration	134,856	141,316
Step-up of net assets adquired[1]	—	—
Goodwill	268,457	281,316
Adjustments from acquisition [2]	(23,064)	(24,169)
Goodwill, net of adjustments	245,393	257,147

[1]There is no step-up of net of assets since the fair value and the carrying amount do no differ significantly. Additionally, the net assets were previously recognized in the consolidated financial statements as part of the joint operation.

[2]The adjustments resulting from the acquisition correspond mainly to the elimination of the net balance payable that the silos maintained with Immunotek. The net amount represents the accumulated losses from the silos, which were allocated to Immunotek in accordance with the terms of the contract (see note 10).

The resulting goodwill has been allocated to the Biopharma segment and includes the donor database, licenses and workforce.

Finally, on 3 February 2025, Immunotek released three out of the five guarantees that Grifols Shared Services North America, Inc. (a subsidiary fully owned and managed by the Grifols Group) had granted to Immunotek in June 2023 for lease contracts related to certain Immunotek plasma collection centres not affected by the collaboration under Biotek America LLC. The remaining two guarantees, with an amount totalling approximately US$20 million, are still in force and are expected to remain in force for as long as the lease agreements remain in force, and which balance is being reduced as and when the underlying lease term is reduced.

Muticurrency Revolving Credit Facility (RCF)

On February 21 2025, further commitments from banks amounting to USD 74.5 million were signed, increasing the Multicurrency Revolving Credit Facility (RCF) to USD 1,353 million until November 2025, and from that date onwards, to USD 938 million until its maturity in May 2027. The upsize in the extended RCF tranche is expected to become effective on or around 27 February 2025.

Public delisting purchase offer to the shareholders of Biotest AG

On March 31 the Board of Directors unanimously approved that its fully owned subsidiary Grifols Biotest Holdings GmbH submits a public delisting purchase offer to the shareholders of Biotest AG (“Biotest”). Thus, Grifols Biotest Holdings GmbH announced the same day its decision to purchase by way of a public delisting purchase offer all no-par bearer common shares of Biotest and all non-voting bearer preferred shares in Biotest and its intention to offer Euros 43.00 per each common share and Euros 30.00 per each preferred share. Further, Grifols and Biotest agreed that no later than ten workdays prior to expiration of the deadline for accepting the delisting offer they will apply for the cancellation of the admission of the shares of Biotest to trading on the Frankfurt Securities Exchange.

The terms and conditions of the delisting offer will be communicated in the offer document (“Offer Document”) to be prepared by Grifols and to be examined by the German federal financial supervisory authority, the Bundesanstalt für Finanzdienstleistungsaufsicht (BaFin) in the coming weeks.